Supplemental Financial Data Third Quarter 2026 All data as of September 30, 2026 unless otherwise noted

2 IMPORTANT INFORMATION FORWARD-LOOKING STATEMENTS This presentation contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the “Company”) can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. NON-GAAP FINANCIAL MEASURES This presentation includes certain non-GAAP financial measures, including Distributable earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to the Appendix for the most recent GAAP information. Beginning with the presentation for the second quarter of 2026, the Company has reclassified its CRE loan portfolio from a 'core' and 'non-core' framework to a 'performing' and 'non-performing' framework. For purposes of this presentation, 'performing' CRE loans are those that are less than 60 days past due on contractual payments, while 'non-performing' CRE loans include those 60 or more days past due on contractual payments. The prior classification identified assets targeted for disposition under the Company's 2026 balance sheet repositioning strategy, which has since been completed. Management now believes a credit-quality-based classification more accurately reflects the ongoing risk and earnings profile of the portfolio. Prior period presentations using the prior framework are not directly comparable. MARKET AND INDUSTRY DATA This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. BASIS OF PRESENTATION All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of September 30, 2026, unless otherwise noted. Disclaimer

3 QUARTER IN REVIEW $(0.40) Net loss1 per common share Third Quarter 2026 Results $(0.53) Distributable losses2 per common share $(0.21) Distributable losses before realized losses3 per common share $0.01 Dividends declared per common share $6.44 Book Value per common share LOAN PORTFOLIO • Total loan portfolio of $4.1 billion • Total loan originations4 of $303.4 million including $132.9 million of LMM commercial real estate loans and $109.3 million of SBA 7(a) loans • Loan repayments of $363.4 million and sales of $298.5 million CAPITALIZATION • Total leverage of 2.8x and recourse leverage5 of 1.5x • $157 million of unrestricted cash and $606 million of unencumbered assets BUSINESS UPDATE • Issued $225.0 million in aggregate principal amount of 10.00% Senior Secured Notes due 2031 and redeemed the 4.50% Senior Secured Notes in September 2026 • In October 2026, the Company collapsed RCLT SBLT 2019-2.

4 CRE Portfolio Review COUNT6 UPB ALLOWANCE CARRY VALUE 60+ DQ STATUS7 WA RISK RATING GROSS YIELD CASH YIELD PERFORMING 98 1.27B 128M 1.12B —% 2.83 8.7% 6.7% NON-PERFORMING 42 954M 120M 833M 72.7% 4.56 2.4% 1.7% TOTAL 140 2.22B 248M 1.95B 30.9% 3.57 6.0% 4.6% SECURITIZED 689 579M 4M 575M 3.6% 1.41 4.9% 4.9% $ in millions LOAN VINTAGE 106 260 511 32 177 35 74 341 292 43 83 Performing Non-performing 2020 and prior 2021 2022 2023 2024 2025 $ in billions QTD INVESTMENT ROLL 2.40 (0.46) 0.04 (0.03) 1.95 Beg CV Sales/ Paydowns Originations Allowance/ Other End CV $ in millions 60+ DQ MIGRATION 617 (93) (9) 94 (4) 605 Beg 60+ Sales/ Payoffs Foreclosure New 60+ Other End 60+ LMM COMMERCIAL REAL ESTATE

5 Performing CRE Portfolio Composition LMM CRE- PERFORMING LOAN PRODUCT 74% 18% 6% 2% Bridge Construction Fixed rate Other COLLATERAL 83% 11% 3%3% Multi-family Land Industrial Other RISK RATING 39% 38% 23% 1&2 3 4&5 MODIFICATION STATUS 45% 37% 18% Extensions Modifications Not Modified 8 9

6 Performing Credit Migration & Levered Yield LMM CRE- PERFORMING HISTORICAL LEVERED YIELD 11.0% 9.6% 7.0% 10.1% 11.5% Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 QUARTERLY PORTFOLIO CREDIT MIGRATION % of performing carry value CONTRACTUAL STATUS Q2’26 Q3’26 Current 95.7% 96.5% 30-59 days past due 4.3% 3.5% 60+ days past due — % — % Total 100.0% 100.0 % ACCRUAL STATUS Q2’26 Q3’26 Accrual 84.6% 85.6 % Non-accrual 15.4% 14.4 % Total 100.0% 100.0% 10

7 Non-Performing Portfolio Overview LMM CRE- NON-PERFORMING $ in millions MTM LTV DISTRIBUTION $41 $57 $124 $113 $498 <60% 60%-70% 70%-80% 80%-90% 90%-100% $ in millions QTD ROLL $846 $(93) $99 $(19) $833 Beginning CV Exits New 60+ Write-downs Ending CV $833M Carry value 42 Loans remaining 56% Rated 5 73% 60+ days delinquent EXPECTED EXITS BY QUARTER $ in millions Quarter Carry Value Q4'26 $58M Q1'27 $10M Q2'27 $46M Q3'27 and beyond $719M Total $833M

LMM CRE- NON-PERFORMING

# Top 10 Non-Performing CRE Positions

READY CAPITAL.

| ASSET # | LOCATION | COLLATERAL TYPE | CARRY VALUE $ in thousands | EXPECTED RESOLUTION | COMMENTS |
|---|---|---|---|---|---|
| 1 | TX | Multi-family | 154,000 | Q4 2027 | Matured 12/2025 and in a forbearance period; portfolio 86% occupied. RC will move forward with foreclosure, stabilize operations, and maximize value before a sale. |
| 2 | TX | Multi-family | 73,600 | Q4 2029 | Matured and in forbearance. Borrower is currently working with their local county on Housing Finance Corporation approval. If successful, RC will look to paper a long-term modification: maturity extension, borrower contributing additional equity to purchase an in-the-money cap, and full cash management. |
| 3 | GA | Multi-family | 73,066 | Q3 2029 | Matured and past due since 6/2026; 46% occupied. RC plans to foreclose in December, bring in new receiver, retain existing manager and stabilize occupancy (will take 18 months), reduce delinquencies, optimize net operating income and sell when the portfolio is stabilized and the Austell/Marietta market recovers. |
| 4 | GA | Multi-family | 34,200 | Q3 2029 | Past due; matured 10/2026. 77% occupied, with collection issues. A $50K RC-funded light renovation of 10 units has improved leasing momentum. Plan is to foreclose in November, bring in new management, continue renovations to lift occupancy to market, then sell once stabilized. |
| 5 | TX | Multi-family | 33,609 | Q4 2027 | Past due; matures 3/2027. 84% occupied as of Q3 26. RC is working to appoint a receiver and is evaluating moving forward with foreclosure vs deed in lieu. We will then work with receiver and property manager to stabilize the asset and maximize value prior to marketing for sale. |
| 6 | TX | Multi-family | 33,434 | Q2 2029 | Past due; matured 6/2026. 89% occupied as of Q2 26. RC is working with Borrower to stabilize occupancy and maximize net operating income. RC and Borrower will then look to market the asset for sale. |
| 7 | MN | Multi-family | 30,200 | Q3 2029 | Past due; matured 9/2026. 70% occupied as of Q3 26. RC is working to appoint a receiver, bring in third party property management, and is evaluating moving forward with foreclosure vs deed in lieu. We will then work with receiver and property manager to stabilize the asset, increase occupancy and maximize value prior to selling the asset. |
| 8 | AZ | Multi-family | 30,000 | Q3 2029 | Matured and past due since 6/2026; 79% occupied. RC installed a receiver in June 2026 and is funding unit turns. RC expects to foreclose in mid-2027 and will focus on increasing occupancy, optimizing net operating income and maximizing value prior to marketing the asset for sale. |
| 9 | CA | Multi-family | 29,737 | Q3 2028 | Matured and past due since 2/2025; 81% occupied. Cash flow covers neither debt service nor unit turns. RC plans to address deferred maintenance, increase occupancy, maximize value and market the property for sale with the borrower. |
| 10 | GA | Hospitality | 25,207 | Q4 2026 | Past due; matured 3/2026. RC is working to finalize the note sale to third-party and expects to close in Q4 2026. |

8

9 REO Exposure REAL ESTATE OWNED REO DETAILS 11 # of assets Carry value Portland mixed use 1 $386M Operate to sell 8 $124M Sell 10 $60M Under contract 3 $11M Total 22 $581M $ in thousands QUARTERLY REO MIGRATION 588,138 9,010 (12,091) (4,184) 580,873 Beginning balance REO acquired/ capitalized costs Liquidations Depreciation/ impairment Ending balance COLLATERAL $408 $82 $52 $39 Mixed use Multi-family Land Other GEOGRAPHY $408 $77 $38 $58 Oregon Texas California Other

10 Portland, OR — Mixed-Use LARGEST REO ASSET QUARTERLY UPDATES • The four-phase condo sellout strategy is ongoing, whereby unit pricing will increase in subsequent phases. Forty-one units have been sold YTD ($744 WA PPSF). • Phase 1 consisting of twenty-four condos fully sold out in May 2026. Phase 2 consisting of thirty-two units launched in February 2026. Seventeen Phase 2 units have sold (53% of Phase 2), and two units have executed Purchase Agreements. • Hotel revenue performance has improved year-over-year, with total September 2026 TTM RevPAR up 24% to $436, driven by an 18% increase in occupancy to 58% and 35% increase in Room RevPAR to $271 compared to September 2025 TTM. • Marriott’s targeted room rate reduction strategy implemented in Q4 2025 continues to yield RevPAR improvement, with July, August and September 2026 Room RevPAR up 55%, 30%, and 51%, respectively, compared to the same period last year. Ritz-Carlton hotel, Class A office and retail, and branded condominium residences $386M Carry value 52 Units sold to date $815 Avg. sale price / SF

LARGEST REO ASSET

# Portland, OR — Asset Detail

READY CAPITAL.

## Ritz-Carlton hotel

251 rooms (floors 8-20)

### AMENITIES

- Lobby lounge
- Bellpine restaurant and bar; Meadowrue restaurant
- Ritz-Carlton Club
- Meeting & Event space (12,222 sf)
- Business center
- Fitness center, full-service spa and swimming pool

| KEY METRICS — 9/30/2026 TTM | |
|---|---|
| Occupancy | 58 % |
| ADR | $ 465 |
| Room RevPAR | $ 271 |
| Total RevPAR | $ 436 |

## Office & retail

Class A office: 158,577 sf (floors 3-7)
Retail: 10,638 sf (floors 1-2)

### TENANTS

- Office: Davis Wright Tremaine LLP; Fisher & Phillips; Banneker Partners
- Retail: The Flock (food hall); Mahler Jewelers

| KEY METRICS — 9/30/2026 RENT ROLL | |
|---|---|
| Total occupancy | 28 % |
| Office occupancy | 23 % |
| WA office rent / SF | $38 NNN |
| Office WAULT | 9 yrs |
| Retail occupancy | 100 % |
| WA retail rent / SF | $46 NNN |
| Retail WAULT | 11 yrs |

## Ritz-Carlton residences

132 residences (floors 21-35)

### AMENITIES

- Balcony or terrace
- Dedicated lobby
- Hotel amenity access
- Private rooftop terrace (8th floor)

| KEY METRICS — SALES TO DATE[12] | |
|---|---|
| # of units sold | 52 |
| % of units sold | 39 % |
| Avg. SF / unit sold | 1,502 |
| Avg. sale price | $ 1.224 M |
| Avg. sale price / SF | $ 815 |

11

12 SBL Portfolio Review* PROGRAM COUNT13 UPB ALLOWANCE CARRY VALUE 60+ DQ STATUS7 WA RISK RATING GROSS YIELD CASH YIELD Large 1,800 1.41B 25M 1.37B 2.4% 1.84 8.6% 8.4% Small / micro 6,105 147M 13M 131M 3.0% 1.33 10.4% 9.4% USDA 31 46M 1M 45M —% 2.85 8.7% 7.8% Working capital** 150 15M — 1M 46.7% 3.00 8.5% 8.5% Total 8,086 1.62B 39M 1.55B 2.4% 1.82 8.8% 8.5% SMALL BUSINESS LENDING COLLATERAL 20% 9% 27%6% 38% Hotel Eating Place Retail Doctors Other QTD SALES BY PROGRAM Program Sales Proceeds % premium Large $41M $46M 10.3% Small / micro $34M $38M 11.4% Working capital $61M $62M 1.1% *Includes assets offset by guaranteed loan financing liabilities of $911 million. **Purchased as part of the Funding Circle acquisition; 57% 60+ days delinquent at the time of purchase.

13 Quarterly Investment Activity4 $89.4 $171.7 $94.8 $58.0 $81.2 $145.4 $115.9 $155.9 $38.1 $173.5 $84.4 $110.0 $82.1 $109.3 $67.3 $18.4 $28.5 $41.9 $37.0 $38.2 $40.8 $61.2 Bridge Bridge Off- Balance Sheet Construction Freddie Mac SBA USDA Working Capital Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 ORIGINATION ACTIVITY Fully committed amounts, $ in millions TOTAL ORIGINATIONS Q3'25 $ 421.9 Q4'25 $ 374.6 Q1'26 $ 464.3 Q2'26 $ 278.8 Q3'26 $ 303.4

14 GAIN ON SALE, NET OF VARIABLE COSTS: SBA 7(a): $6M Business Loans: $3M LMM Loans: $2M Balance (in thousands) Annualized ROE Contribution Recurring revenue Net interest income $ 3,381 1.2 % Gain on sale, net of variable costs 11,189 4.1 % Other recurring revenue 6,121 2.2 % Total recurring revenue $ 20,691 7.5 % Operating expenses Compensation & benefits (21,775) (7.9) % Fixed operating costs (10,295) (3.8) % Servicing expenses (7,588) (2.8) % Portland mixed-use asset (4,230) (1.5) % Investment advisory fees (3,711) (1.4) % Total operating costs $ (47,599) (17.4) % Net loss from normal operations, before tax $ (26,908) (9.9) % Tax (1,933) (0.7) % Net loss from normal operations, net of tax $ (28,841) (10.6) % Other items included in earnings Realized losses (25,153) (9.2) % Charge off of specific loan loss reserve (28,717) (10.5) % CECL & valuation allowances 23,028 8.4 % Mark-to-market 2,197 0.8 % Non-cash compensation (1,712) (0.6) % Transaction costs (52) — % Other income (expenses) (7,667) (2.8) % Tax 4,725 1.7 % Dividends on preferred stock (1,999) (0.7) % Total other items included in earnings $ (35,350) (12.9) % Net loss including dividends on preferred stock $ (64,191) (23.5) % OTHER RECURRING REVENUE: Servicing Income: $6M OTHER INCOME (EXPENSES): R&D Reserve: $(1)M Ritz Depreciation: $(3)M Other non-recurring loss: $(4)M FIXED OPERATING COSTS: Professional Fees: $(2)M Technology Expense: $(3)M Rent and property tax exp: $(1)M Other operating expenses: $(4)M PORTLAND MIXED-USE ASSET: Net operating income (loss): $(1)M Interest expense: $(3)M Earnings Profile14 EARNINGS

15 LMM CRE - Performing LMM CRE - Non-Performing & REO Small Business Lending Corporate & Other Total CAPITAL & CREDIT Average Total Assets ($ / % of Total) $2.2B / 44% $1.6B / 32% $0.7B / 15% $0.5B / 9% $5.0B / 100% Allocated Equity16 37% 50% 13% N/A 100% EARNINGS Net Interest Income & Recurring Fees $14.1M $8.2M $21.9M $(23.5)M $20.7M Operating Expenses $(4.1)M $(6.6)M $(19.5)M $(17.4)M $(47.6)M GAAP EPS Contribution $(0.01) $(0.05) $(0.03) $(0.31) $(0.40) Distributable EPS before Realized Losses3 $0.09 $(0.01) $(0.01) $(0.28) $(0.21) Realized Losses, Net of Reserves $(0.14) $(0.15) $(0.03) $— $(0.32) Distributable EPS $(0.05) $(0.16) $(0.04) $(0.28) $(0.53) RETURN Distributable ROE before Realized Losses17 5.4% (0.5)% (0.6)% N/A (12.1)% Operating Segment Contribution15 SEGMENTS

16 $6.83 (0.17) $(0.14) (0.06) (0.03) 0.01 $6.44 Q2'26 GAAP BVPS Loss on normal operations, net of tax Realized losses, net of allowance reversals Change in CECL Other items included in earnings Other items not included in earnings Q3'26 GAAP BVPS Book Value per Share CAPITAL $(0.39) Decline in GAAP book value per share during the quarter (5.7)% Quarter-over-quarter change in book value per share

17 Capitalization BALANCE SHEET LEVERAGE TRENDS 3.1x 3.5x 3.0x 3.0x 2.8x 1.4x 1.6x 1.8x 1.7x 1.5x Total leverage Recourse leverage Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 $ in millions CORPORATE DEBT MATURITY LADDER — — 270 115 — 225 100 100 85 129 36 Senior secured notes & term loan Unsecured & junior subordinated 2026 2027 2028 2029 2030 Thereafter $4.5B TOTAL CAPITALIZATION $ in millions Balance % total Leverage Securitized debt $ 608 14% 0.5x Non-recourse secured 922 20% 0.8x Recourse secured 770 17% 0.6x Corporate debt 1,045 23% 0.9x Total debt $ 3,345 74% 2.8x Equity 1,175 26 % Total capitalization $ 4,520 100% 2.8x Total leverage 1.5x Recourse leverage 54% Recourse debt / total debt

18 UNENCUMBERED ASSETS 25% 22% 17% 11% 25% Unrestricted cash Loans Servicing rights REO Other Assets HIGHLIGHTS • $1.7 billion of cash generated YTD from loan sales and portfolio runoff • Issued $225.0 million of 10.00% SSN due 2031 and redeemed the 4.50% SSN • Limited usage of securities repo financing at 3.0% of total debt • Full mark-to-market liabilities and credit mark-to-market liabilities represent 42% of total debt Liquidity BALANCE SHEET $157 mil l ion Unrestricted cash $606 mil l ion Unencumbered assets $2.2 bi l l ion Available warehouse capacity 1.4x Unencumbered assets / unsecured debt WAREHOUSE FACILITY AVAILABILITY 10 financing counterparties providing $2.2 billion in available capacity 3 facility changes: one added, one renewed, and one extended

APPENDIX Additional Financial Information

20 BOOK EQUITY VALUE METRICS Common stockholders' equity $ 1,063,143 Total common shares outstanding 165,168,630 Net book value per common share $ 6.44 LOAN PORTFOLIO METRICS % Fixed vs Floating Rate 19% / 81% % Originated vs Acquired 93% / 7% Weighted Average LTV - LMM CRE 85% Weighted Average LTV - SBL 99% Q3 2026 EARNINGS DATA METRICS Net loss $(62,192) Distributable loss before realized losses $(31,205) Distributable loss $(83,144) EPS - basic and diluted $(0.40) Distributable EPS - basic and diluted $(0.53) Distributable EPS before realized losses - basic and diluted $(0.21) ROE per common share (23.5) % Distributable ROE per common share (31.0) % Distributable ROE before realized losses per common share (12.1) % Dividend yield 3.4 % SERVICING PORTFOLIO METRICS SBA - UPB $ 1,862,123 SBA - carrying value $ 39,500 Multi-family - UPB $ 5,983,743 Multi-family - carrying value $ 57,194 USDA - UPB $ 587,143 USDA - carrying value $ 15,867 Small business loans - UPB $ 390,558 Small business loans - carrying value $ 2,454 18 18 19 Financial Snapshot APPENDIX $ in thousands, except share data

APPENDIX

# Balance Sheet by Quarter

READY CAPITAL.

*$ in thousands, except share data*

| | 9/30/2025 | 12/31/2025 | 3/31/2026 | 6/30/2026 | 9/30/2026 |
|---|---|---|---|---|---|
| ***Assets*** | | | | | |
| Cash and cash equivalents | $ 147,505 | $ 207,841 | $ 200,430 | $ 124,149 | $ 157,130 |
| Restricted cash | 44,491 | 39,746 | 38,906 | 50,182 | 50,775 |
| Loans, net | 4,360,501 | 3,500,298 | 3,350,560 | 3,409,500 | 3,122,504 |
| Loans, held for sale | 163,792 | 585,820 | 360,228 | 278,214 | 112,766 |
| Mortgage-backed securities | 33,105 | 34,501 | 31,649 | 31,587 | 32,143 |
| Investment in unconsolidated joint ventures | 178,840 | 161,424 | 167,251 | 165,658 | 155,086 |
| Derivative instruments | 5,295 | 6,740 | 4,104 | 3,096 | 3,232 |
| Servicing rights | 126,966 | 126,279 | 123,687 | 117,463 | 115,015 |
| Real estate owned | 632,985 | 620,225 | 610,215 | 572,850 | 563,512 |
| Other assets | 472,516 | 508,238 | 466,383 | 466,161 | 466,283 |
| Assets of consolidated VIEs | 2,166,105 | 1,978,684 | 960,875 | 1,045,056 | 1,004,891 |
| **Total Assets** | **$ 8,332,101** | **$ 7,769,796** | **$ 6,314,288** | **$ 6,263,916** | **$ 5,783,337** |
| ***Liabilities*** | | | | | |
| Secured borrowings | 2,879,172 | 2,788,926 | 2,321,443 | 1,876,713 | 1,691,519 |
| Securitized debt obligations of consolidated VIEs, net | 1,293,778 | 1,174,785 | 526,535 | 638,942 | 607,600 |
| Senior secured notes and Corporate debt, net | 1,387,775 | 1,375,216 | 1,260,679 | 1,194,287 | 1,044,836 |
| Guaranteed loan financing | 565,883 | 524,091 | 501,736 | 950,103 | 911,288 |
| Contingent consideration | 18,385 | 18,698 | 20,441 | 22,265 | 23,008 |
| Derivative instruments | 1,627 | 1,432 | 948 | 60 | 340 |
| Dividends payable | 22,602 | 3,633 | 3,685 | 3,665 | 3,687 |
| Loan participations sold | 102,987 | 56,616 | 56,616 | 56,616 | 56,616 |
| Due to third parties | 9,927 | 3,135 | 12,304 | 5,408 | 4,289 |
| Accounts payable and other accrued liabilities | 166,406 | 171,636 | 161,201 | 165,620 | 152,643 |
| **Total Liabilities** | **$ 6,448,542** | **$ 6,118,168** | **$ 4,865,588** | **$ 4,913,679** | **$ 4,495,826** |
| Preferred stock Series C | 8,361 | 8,361 | 8,361 | 8,361 | 8,361 |
| ***Stockholders' Equity*** | | | | | |
| Preferred stock | 111,378 | 111,378 | 111,378 | 111,378 | 111,378 |
| Common stock | 17 | 17 | 17 | 17 | 17 |
| Additional paid-in capital | 2,257,078 | 2,264,355 | 2,265,534 | 2,267,394 | 2,268,714 |
| Retained deficit | (569,709) | (807,522) | (1,012,927) | (1,118,135) | (1,185,833) |
| Accumulated other comprehensive loss | (24,096) | (24,196) | (24,476) | (21,448) | (19,755) |
| **Total Ready Capital Corporation equity** | **1,774,668** | **1,544,032** | **1,339,526** | **1,239,206** | **1,174,521** |
| Non-controlling interests | 100,530 | 99,235 | 100,813 | 102,670 | 104,629 |
| **Total Stockholders' Equity** | **$ 1,875,198** | **$ 1,643,267** | **$ 1,440,339** | **$ 1,341,876** | **$ 1,279,150** |
| **Total Liabilities, Redeemable Preferred Stock, and Stockholders' Equity** | **$ 8,332,101** | **$ 7,769,796** | **$ 6,314,288** | **$ 6,263,916** | **$ 5,783,337** |
| **Book Value per Share** | **$ 10.28** | **$ 8.79** | **$ 7.43** | **$ 6.83** | **$ 6.44** |

21

APPENDIX

# Statement of Operations by Quarter

READY CAPITAL.

*$ in thousands*

| | | Q3 2025 | | Q4 2025 | | Q1 2026 | | Q2 2026 | | Q3 2026 |
|---|---|---|---|---|---|---|---|---|---|---|
| Interest income | $ | 137,491 | $ | 123,973 | $ | 81,730 | $ | 77,401 | $ | 83,828 |
| Interest expense | | (126,971) | | (110,851) | | (96,834) | | (82,853) | | (83,827) |
| **Net interest income before provision for loan losses** | $ | **10,520** | $ | **13,122** | $ | **(15,104)** | $ | **(5,452)** | $ | **1** |
| Provision for loan losses | | (37,977) | | (149,989) | | (70,907) | | (21,554) | | (12,659) |
| **Net interest income after provision for loan losses** | $ | **(27,457)** | $ | **(136,867)** | $ | **(86,011)** | $ | **(27,006)** | $ | **(12,658)** |
| ***Non-interest income*** | | | | | | | | | | |
| Net realized gain (loss) on financial instruments and real estate owned | | (160,396) | | (10,599) | | (60,085) | | (22,221) | | (16,813) |
| Net unrealized gain (loss) on financial instruments | | 2,914 | | (12,703) | | (6,920) | | (4,173) | | 2,174 |
| Valuation (allowance) recovery, loans held for sale | | 178,225 | | (23,318) | | (6,557) | | 2,447 | | 12,877 |
| Servicing income, net of amortization and impairment | | 7,509 | | 5,042 | | 5,421 | | 72 | | 6,123 |
| Income on unconsolidated joint ventures | | 7,417 | | 1,271 | | 2,059 | | 1,276 | | (173) |
| Gain (loss) on bargain purchase | | 24,472 | | (3,013) | | — | | — | | — |
| Other income | | 14,773 | | 16,049 | | 18,065 | | 14,214 | | 21,138 |
| **Total non-interest income (expense)** | $ | **74,914** | $ | **(27,271)** | $ | **(48,017)** | $ | **(8,385)** | $ | **25,326** |
| ***Non-interest expense*** | | | | | | | | | | |
| Employee compensation and benefits | | (21,151) | | (23,923) | | (23,848) | | (24,590) | | (21,878) |
| Allocated employee compensation and benefits from related party | | (3,602) | | (4,350) | | (3,600) | | (3,376) | | (3,600) |
| Professional fees | | (6,008) | | (12,973) | | (6,655) | | (7,671) | | (5,630) |
| Management fees – related party | | (5,156) | | (4,543) | | (4,076) | | (3,765) | | (3,711) |
| Loan servicing expense | | (9,771) | | (4,605) | | (15,674) | | (3,439) | | (7,720) |
| Transaction related expenses | | (1,910) | | (807) | | (335) | | (512) | | (471) |
| Impairment on real estate | | (1,862) | | (15,027) | | 469 | | (952) | | (4,681) |
| Other operating expenses | | (24,879) | | (33,821) | | (29,014) | | (33,268) | | (29,961) |
| **Total non-interest expense** | $ | **(74,339)** | $ | **(100,049)** | $ | **(82,733)** | $ | **(77,573)** | $ | **(77,652)** |
| **Income (loss) from continuing operations before income tax benefit** | $ | **(26,882)** | $ | **(264,187)** | $ | **(216,761)** | $ | **(112,964)** | $ | **(64,984)** |
| Income tax benefit | | 9,935 | | 31,622 | | 16,674 | | 13,281 | | 2,792 |
| **Net income (loss) from continuing operations** | $ | **(16,947)** | $ | **(232,565)** | $ | **(200,087)** | $ | **(99,683)** | $ | **(62,192)** |
| ***Discontinued operations*** | | | | | | | | | | |
| Income (loss) from discontinued operations before benefit (provision) for income taxes | | 280 | | (63) | | — | | — | | — |
| Income tax benefit (provision) | | (70) | | 16 | | — | | — | | — |
| **Net income (loss) from discontinued operations** | $ | **210** | $ | **(47)** | $ | **—** | $ | **—** | $ | **—** |
| **Net income (loss)** | $ | **(16,737)** | $ | **(232,612)** | $ | **(200,087)** | $ | **(99,683)** | $ | **(62,192)** |
| Less: Dividends on preferred stock | | 1,999 | | 1,999 | | 1,999 | | 1,999 | | 1,999 |
| Less: Net income attributable to non-controlling interest | | 2,008 | | 1,572 | | 1,642 | | 1,848 | | 1,957 |
| **Net income (loss) attributable to Ready Capital Corporation** | $ | **(20,744)** | $ | **(236,183)** | $ | **(203,728)** | $ | **(103,530)** | $ | **(66,148)** |

22

23 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Earnings per common share from continuing operations - basic $ (0.13) $ (1.46) $ (1.25) $ (0.63) $ (0.40) Earnings per common share from discontinued operations - basic $ 0.00 $ 0.00 $ 0.00 $ 0.00 $ 0.00 Earnings per common share from continuing operations - diluted $ (0.13) $ (1.46) $ (1.25) $ (0.63) $ (0.40) Earnings per common share from discontinued operations - diluted $ 0.00 $ 0.00 $ 0.00 $ 0.00 $ 0.00 Weighted-average shares outstanding - Basic 163,574,703 161,734,869 163,674,011 165,101,861 165,101,912 Weighted-average shares outstanding - Diluted 165,873,807 164,450,230 167,650,149 172,781,180 173,301,133 Dividends declared per share of common stock 0.125 0.01 0.01 0.01 0.01 APPENDIX Per Share and Share Count Data by Quarter

APPENDIX

# Distributable Earnings Reconciliation by Quarter

READY CAPITAL.

*$ in thousands, except share data*

| | | Q3 2025 | | Q4 2025 | | Q1 2026 | | Q2 2026 | | Q3 2026 |
|---|---|---|---|---|---|---|---|---|---|---|
| **Net Income (loss)** | $ | **(16,737)** | $ | **(232,612)** | $ | **(200,087)** | $ | **(99,683)** | $ | **(62,192)** |
| ***Reconciling items:*** | | | | | | | | | | |
| Unrealized (gain) loss on joint ventures | | (4,336) | | 523 | | (1,137) | | 3,037 | | (1,408) |
| Increase (decrease) in CECL reserve | | 32,844 | | 113,974 | | 26,673 | | 8,250 | | (16,057) |
| Increase (decrease) in valuation allowance | | (178,225) | | 23,318 | | 6,557 | | (2,447) | | (12,877) |
| Non-recurring REO impairment | | 1,862 | | 15,027 | | (469) | | 952 | | 4,681 |
| Non-cash compensation | | 1,591 | | 797 | | 1,629 | | 2,484 | | 1,712 |
| Unrealized (gain) loss on preferred equity, at fair value | | (1,949) | | 10,645 | | 7,236 | | 10,065 | | 135 |
| Merger transaction costs and other non-recurring expenses | | 2,220 | | 3,102 | | 654 | | 2,339 | | 2,758 |
| (Gain) loss on bargain purchase | | (24,472) | | 3,013 | | — | | — | | — |
| Depreciation and amortization on real estate owned | | 1,100 | | 1,712 | | 1,576 | | 1,575 | | 1,580 |
| Realized losses on sale of investments | | 188,512 | | 64,987 | | 119,520 | | 41,234 | | 53,870 |
| **Total reconciling items** | $ | **19,147** | $ | **237,098** | $ | **162,239** | $ | **67,489** | $ | **34,394** |
| Income tax adjustments | | (4,580) | | (14,556) | | (11,360) | | (2,931) | | (3,407) |
| **Distributable earnings (loss) before realized losses** | $ | **(2,170)** | $ | **(10,070)** | $ | **(49,208)** | $ | **(35,125)** | $ | **(31,205)** |
| Realized losses on sale of investments, net of tax | | (147,422) | | (55,209) | | (110,626) | | (38,493) | | (51,939) |
| **Distributable earnings (loss)** | $ | **(149,592)** | $ | **(65,279)** | $ | **(159,834)** | $ | **(73,618)** | $ | **(83,144)** |
| Less: Distributable earnings attributable to non-controlling interests | | 1,473 | | 1,926 | | 1,725 | | 1,904 | | 1,919 |
| Less: Income attributable to participating shares | | 211 | | 16 | | 60 | | 56 | | 55 |
| Less: Dividends on preferred stock | | 1,999 | | 1,999 | | 1,999 | | 1,999 | | 1,999 |
| **Distributable loss attributable to common stockholders** | $ | **(153,275)** | $ | **(69,220)** | $ | **(163,618)** | $ | **(77,577)** | $ | **(87,117)** |
| **Distributable earnings (loss) before realized losses on investments, net of tax per common share - basic** | $ | **(0.04)** | $ | **(0.09)** | $ | **(0.33)** | $ | **(0.24)** | $ | **(0.21)** |
| **Distributable loss per common share - basic** | $ | **(0.94)** | $ | **(0.43)** | $ | **(1.00)** | $ | **(0.47)** | $ | **(0.53)** |
| Weighted average common shares outstanding | | 163,574,703 | | 161,734,869 | | 163,674,011 | | 165,101,861 | | 165,101,912 |

*Methodology and definitions presented on the following page.*

24

25 DISTRIBUTABLE EARNINGS IS GAAP NET INCOME (LOSS) EXCLUDING: 1. any unrealized gains or losses on certain MBS not retained by us as part of our loan origination businesses 2. any realized gains or losses on sales of certain MBS 3. any unrealized gains or losses on Residential MSRs from discontinued operations 4. any unrealized change in current expected credit loss reserve and valuation allowances 5. any unrealized gains or losses on de-designated cash flow hedges 6. any unrealized gains or losses on foreign exchange hedges 7. any unrealized gains or losses on certain unconsolidated joint ventures 8. any non-cash compensation expense related to stock-based incentive plan 9. any unrealized gains or losses on preferred equity, at fair value 10. any unrealized gains or losses or other non-cash items related to real estate owned 11. one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses APPENDIX Distributable Earnings — Definition and Methodology WHY THIS MEASURE IS PRESENTED The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies. TREATMENT OF MBS AND MSRs In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company’s historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size. In addition, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value from discontinued operations. In calculating Distributable Earnings, the Company does not exclude realized gains or losses on commercial MSRs as servicing income is a fundamental part of Ready Capital’s business and is an indicator of the ongoing performance. REIT DISTRIBUTION REQUIREMENT To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year’s taxable income. These differences may result in certain items that are recognized in the current period’s calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.

APPENDIX

# Earnings Profile — Mapping to Statement of Operations

READY CAPITAL.

*Each Earnings Profile line comprises the following captions from the GAAP statement of operations:*

## RECURRING REVENUE:

- **Net interest income (loss)**
  $83.8M of Interest income and ($80.4)M of Interest expense
- **Gain on sale, net of variable costs**
  $9.2M of Net realized gain (loss) on financial instruments and REO, $0.7M of Net unrealized gain (loss) on financial instruments, $3.0M of Other income, and ($1.7)M of Employee compensation and benefits.
- **Other recurring revenue**
  $(1.6)M of net realized gain on financial instruments and REO, $5.9M of Servicing income (net), $(0.2)M of Income on unconsolidated joint ventures, and $2.0M of Other income.

## OPERATING EXPENSES:

- **Compensation and benefits**
  ($17.9)M of Employee compensation and benefits, ($3.6)M of Allocated employee compensation and benefits - related party, and ($0.2)M of Other operating expenses.
- **Fixed operating costs**
  $4.5M of Other income, ($2.7)M of Professional fees, ($0.4)M of Transaction related expenses, and ($11.7)M of Other operating expenses.
- **Servicing expenses**
  ($7.7)M of Loan servicing expense.
- **Portland mixed-use asset**
  ($3.4)M of Interest expense, $13.7M of Other income, ($0.3)M of Professional fees, and ($14.2)M of Other operating expenses.
- **Investment advisory fees**
  ($3.7)M of Management fees - related party.
- **Tax**
  ($1.9)M of Income tax provision.

## OTHER ITEMS INCLUDED IN EARNINGS:

- **Realized losses**
  ($25.2)M of Net realized gain (loss) on financial instruments and REO
- **Charge-off of specific loan loss reserve**
  ($28.7)M of Provision for loan losses.
- **CECL & valuation allowances**
  $16.1M of Recovery of loan losses, $12.9M of Valuation (allowance) recovery on loans held for sale ($4.7)M of Impairment on real estate, and ($1.3)M of Other income.
- **Mark-to-market**
  $0.7M of Net realized gain (loss) on financial instruments and REO and $1.5M of Net unrealized gain (loss) on financial instruments.
- **Non-cash compensation**
  ($1.6)M of Employee compensation and benefits and ($0.1)M of Other operating expenses.
- **Transaction costs**
  ($0.1)M of Transaction related expenses.
- **Other income (expenses)**
  $0.2M of Servicing income (net), ($0.9)M of Other income, ($0.7)M of Employee compensation and benefits, ($2.6)M of Professional fees, and ($3.7)M of Other operating expenses.
- **Tax**
  $4.7M of Income tax benefit.
- **Dividends on preferred stock**
  ($2.0)M of Dividends on preferred stock.

26

27 APPENDIX Loan Portfolio — Risk Rating Criteria

28 28 1 Before income attributable to participating shares of $2.1 million and non-controlling interest of $2.0 million 2 Before income attributable to participating shares of $2.1 million and non-controlling interest of $1.9 million. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 3 Before income attributable to participating shares of $2.1 million, non-controlling interest of $2.0 million and before certain charge-offs and losses on sales of real estate owned assets and LMM loans. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 4 Represents fully committed amounts 5 Recourse leverage ratio excludes $0.9 billion of secured borrowings that are non-recourse to the Company 6 Excludes joint venture investments and preferred equity investments 7 Calculated based on carrying value 8 Loans with the “Other” classification are generally LMM acquired loans that have nonconforming characteristics for the Fixed rate, Bridge, or Construction categories 9 Represents loans that are under modifications and carried on the consolidated balance sheet as of the period end. 10 Levered yield reflects the CRE core portfolio through Q1 2026 and performing CRE loans thereafter. Prior periods have not been recast and are not directly comparable. 11 Strategy as of October 30, 2026 12 As of October 29, 2026 13 Includes the loans which are offset by $911M of guaranteed loan financings 14 Refer to the “Earnings Profile Mapping to Statement of Operations” slide for a description of the relevant income statement line items. 15 Respective balances are based on quarterly averages 16 Corporate debt is allocated for purposes of determining equity allocation 17 Distributable return on equity from continuing operations before realized losses is an annualized percentage equal to distributable earnings over the average monthly total stockholders’ equity for the period before certain charge-offs and losses on sales of real estate owned assets and LMM loans. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 18 Loan-to-value (LTV) is calculated by dividing the current unpaid principal balance by the most recent collateral value received. The most recent value for performing loans is often the third-party as-is valuation utilized during the original underwriting process. 19 Q3 dividend yield for the period is based on the 9/30/2026 closing share price of $1.16 APPENDIX Footnotes

NYSE: RC